UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 20, 2016

Toll Brothers, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186	23-2416878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Gibraltar Road, Horsham, PA		19044
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (215) 938-8000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On January 20, 2016, the Board of Directors (the “Board”) of Toll Brothers, Inc. (the “Company”) approved an amendment to the Company’s By-laws (the “By-laws Amendment”) to provide that the Company’s stockholders may remove any director from office, with or without cause. The By-laws previously provided that the Company’s stockholders may remove directors from office only for cause. The effective date of the By-laws Amendment is January 20, 2016. The foregoing summary of the By-laws Amendment is qualified in its entirety by reference to the full text of the By-laws Amendment, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein. Also, on January 20, 2016, the Board proposed, declared advisable and approved, subject to approval by the Company’s stockholders, a similar amendment to the Company’s Second Restated Certificate of Incorporation, as amended. The Board directed that such amendment be proposed at the Company’s 2016 Annual Meeting of Stockholders.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d). Exhibits
The following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Item
3.1	Amendment to the By-laws of Toll Brothers, Inc., dated January 20, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated:	January 20, 2016	By:	/s/ Joseph R. Sicree
Joseph R. Sicree Senior Vice President, Chief Accounting Officer

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